Financial Instruments	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments

Note 27. Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, short-term investments, accounts receivable, unbilled revenue, EH Cryo project asset, derivatives, redemption options, preferred shares receivable, accounts payable and accrued liabilities, other current liabilities, and long-term debt.

Fair Value Hierarchy and Valuation of Financial Instruments

The following table presents information about the Company’s financial assets and financial liabilities measured at fair value on a recurring basis as at December 31, 2024, and indicates the fair value hierarchy of the valuation techniques used to determine such fair value. During the year ended December 31, 2024, there were no transfers between Level 1 and Level 2 fair value measurements.

Fair values are determined using quoted market prices that are observable for the asset or liability, either directly or indirectly. Fair values determined using inputs including forward market rates and credit spreads that are readily observable and reliable, or for which unobservable inputs are determined not to be significant to the fair value, are categorized as Level 2. If there is no active market, fair value is established using valuation techniques, including discounted cash flow models. The inputs to these models are taken from observable market data where possible, including recent arm’s-length market transactions, and comparisons to the current fair value of similar instruments. Where this is not feasible, inputs such as liquidity risk, credit risk, and volatility are used.

		Fair Value as at December 31, 2024

	Carrying value	Level 1	Level 2	Level 3

Financial Assets
Redemption options	$17	$-	$17	$-

Financial Liabilities
Long-term debt – Notes	531	-	613	-
Long-term debt – RCF	177	-	191	-

		Fair Value as at December 31, 2023

	Carrying value	Level 1	Level 2	Level 3

Financial Assets
Short-term investments	$11	$-	$11	$-

Financial Liabilities
Derivative financial instruments	1	-	1	-
Long-term debt – Notes	561	-	622	-
Long-term debt – RCF	229	-	238	-
Long-term debt – Term Loan	129	-	130	-

		Fair Value as at January 1, 2023

	Carrying value	Level 1	Level 2	Level 3

Financial Assets
Derivative financial instruments	$1	$-	$1	$-

Financial Liabilities
Derivative financial instruments	1	-	1	-
Long-term debt – Notes	549	-	642	-
Long-term debt – RCF	329	-	338	-
Long-term debt – Term Loan	149	-	150	-

Cash and cash equivalents, short-term investments, accounts receivable, unbilled revenue, EH Cryo project asset, preferred shares receivable, accounts payable and accrued liabilities, and other current liabilities are reported at amounts approximating their fair values on the consolidated statement of financial position. The fair values approximate the carrying values for these instruments due to their short-term nature.

The fair value of derivative financial instruments is measured using the discounted value of the difference between the contract’s value at maturity based on the contracted foreign exchange rate and the contract’s value at maturity based on prevailing exchange rates. The Company’s credit risk is also taken into consideration in determining fair value.

The Company’s embedded derivatives related to its redemption options of its Notes are measured at fair value determined using a valuation model based on inputs from observable market data, including independent price publications and third-party pricing services. Changes in fair value are recorded as gains or losses on the consolidated statements of earnings (loss).

Long-term debt associated with the Company’s Notes are recorded at amortized cost using the effective interest rate method. Transaction costs associated with the debt were deducted from the debt and are being recognized using the effective interest rate method over the life of the related debt. The fair value of the Notes were determined on a discounted cash flow basis using a weighted average discount rate of 6.3 percent.

Preferred Shares

The Company previously held preferred shares that were initially recorded at fair value, subsequently measured at amortized cost and recognized as long-term receivables in Other assets. During the first quarter of 2023, the Company redeemed these preferred shares and recognized a gain in excess of the carrying value, which was included in the consolidated statements of earnings (loss). The carrying value and estimated fair value of the preferred shares at January 1, 2023, was $21 million and $21 million, respectively.

Derivative Financial Instruments and Hedge Accounting

Foreign exchange contracts are transacted with financial institutions to hedge foreign currency denominated obligations and cash receipts related to purchases of inventory and sales of products.

The following table summarizes the Company’s commitments to buy and sell foreign currencies as at December 31, 2024:

		Notional amount	Maturity

Canadian Dollar Denominated Contracts

Purchase contracts	USD	$11	January 2025 - December 2025

Sales contracts	USD	(11)	January 2025 - July 2025

Management estimates that a loss of less than $1 million would be realized if the contracts were terminated on December 31, 2024. Certain of these forward contracts are designated as cash flow hedges and accordingly, a loss of less than $1 million has been included in other comprehensive income for the year ended December 31, 2024 (December 31, 2023 – loss of less than $1 million). These losses are not expected to affect net earnings as the losses will be reclassified to net earnings and will offset gains recorded on the underlying hedged items, namely foreign currency denominated accounts payable and accounts receivable. The amount removed from other comprehensive income during the year and included in the carrying amount of the hedged items for the year ended December 31, 2024, was a loss of $1 million (December 31, 2023 – gain of less than $1 million).

All hedging relationships are formally documented, including the risk management objective and strategy. On an on-going basis, an assessment is made as to whether the designated derivative financial instruments continue to be effective in offsetting changes in cash flows of the hedged transactions.

Risks Arising from Financial Instruments and Risk Management

In the normal course of business, the Company is exposed to financial risks that may potentially impact its operating results in any or all of its business segments. The Company employs risk management strategies with a view to mitigating these risks on a cost-effective basis. Derivative financial agreements are used to manage exposure to fluctuations in exchange rates and interest rates. The Company does not enter into derivative financial agreements for speculative purposes.

Foreign Currency Translation Exposure

In the normal course of operations, the Company is exposed to movements in the CAD, USD, the Australian dollar (“AUD”), and the Brazilian real (“BRL”). In addition, Enerflex has significant international exposure through export from its Canadian operations, as well as a number of foreign subsidiaries, the most significant of which are located in the USA, Argentina, Brazil, Colombia, Mexico, Bahrain, Oman, the UAE, and Australia.

The types of foreign exchange risk and the Company’s related risk management strategies are as follows:

Transaction Exposure

The Company and its subsidiaries are exposed to translation risk of monetary items denominated in a currency different from their functional currency. The currencies with the most significant impact are the CAD, USD, and the Argentine peso (“ARS”).

The functional currency of the parent Company and Canadian operations is CAD. The operations are primarily exposed to changes in the exchange rates on financial instruments denominated in USD.

The Canadian operations of the Company source the majority of its products and major components from the USA. Consequently, reported costs of inventory and the transaction prices charged to customers for equipment and parts are affected by the relative strength of the CAD. The Company also sells compression and processing packages in foreign currencies, primarily the USD. Most of Enerflex’s international orders are manufactured in the USA if the contract is denominated in USD. This minimizes the Company’s foreign currency exposure on these contracts. The parent Company has intercompany loans, receivables and payables denominated in the USD. The Company identifies and hedges all significant transactional currency risks. The Company has implemented a hedging policy, applicable primarily to the Canadian domiciled business units, with the objective of securing the margins earned on awarded contracts denominated in currencies other than the CAD. In addition, the Company may hedge input costs that are paid in a currency other than the home currency of the subsidiary executing the contract. If the CAD weakens by five percent, the Company could experience foreign exchange gains recorded in the consolidated statements of earnings (loss) of $2 million on its USD denominated financial instruments.

The functional currency of the Argentinian operation is the USD. The operation has cash and cash equivalents, and certain financial instruments denominated in its local currency ARS. With the ongoing devaluation of the ARS, caused by high inflation, the Company is at risk for foreign exchange losses on its financial instruments denominated in ARS. During the year ended December 31, 2024, the Company had foreign exchange losses in Argentina of $4 million. There is a risk of higher losses based on the further devaluation of the ARS. The Company has implemented cash management strategies to mitigate foreign exchange losses due to further devaluation of the ARS, primarily by minimizing cash available to sustain operations. If the ARS weakens by five percent, the Company could experience additional foreign exchange losses of less than $1 million.

The Company had immaterial foreign exchange losses in other locations.

Translation Exposure

The functional currency of the parent Company is the CAD while the functional currency of most of its subsidiaries is the USD. Enerflex uses foreign currency borrowings to hedge against the exposure that arises from foreign subsidiaries that are translated to the CAD through a net investment hedge. As a result, foreign exchange gains and losses on the translation of $651 million in designated foreign currency borrowings are included in accumulated other comprehensive losses for the year ended December 31, 2024. The cumulative currency translation adjustments are recognized in earnings when there has been a reduction in the net investment in the foreign operations. If the CAD weakens by five percent, the Company could experience additional foreign exchange losses recorded in the consolidated statements of other comprehensive income (loss) of $33 million on the foreign currency borrowings.

The Financial Statements of the Company are presented in USD. Assets and liabilities denominated in foreign currencies are translated into USD using the exchange rates in effect at the reporting dates. Unrealized translation gains and losses are deferred and included in accumulated other comprehensive losses.

Earnings from foreign currencies are translated into USD each period at average exchange rates for the period. As a result, fluctuations in the value of the USD relative to these other currencies will impact reported net earnings.

Interest Rate Risk

The Company’s liabilities include long-term debt that is subject to fluctuations in interest rates. The Company’s Notes outstanding at December 31, 2024, has a fixed interest rate and therefore the related interest expense will not be impacted by fluctuations in interest rates. Conversely, the Company’s RCF is subject to changes in market interest rates.

For each one percent change in the rate of interest on the RCF, the change in annual interest expense would be $2 million. All interest charges are recorded in the consolidated statements of earnings (loss) as finance costs.

Credit Risk

Financial instruments that potentially subject the Company to credit risk consist of cash equivalents, short-term investments, accounts receivable, unbilled revenue, net investment in finance lease, derivative financial instruments and EH Cryo project asset.

The Company manages its credit risk on cash and cash equivalents and short-term investments by investing in instruments issued by credit-worthy financial institutions and in short-term instruments issued by the federal government.

The Company has accounts receivable and unbilled revenue from clients engaged in various industries. These specific industries may be affected by economic factors that may impact accounts receivable. Credit quality of the customer is assessed based on an extensive credit rating scorecard and individual credit limits are defined in accordance with this assessment. Credit is extended based on an evaluation of the customer’s financial condition and, generally, advance payment is not required. Outstanding customer receivables are regularly monitored and an allowance for doubtful accounts is established based on expected credit losses.

The Company evaluates the concentration of risk at December 31, 2024, with respect to trade receivables as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets. At December 31, 2024, the Company had one customer that accounted for approximately 11 percent of total accounts receivable (December 31, 2023 – no individual customers that accounted for more than 10 percent of accounts receivable). At December 31, 2024 and 2023, the Company had no individual customers that accounted for more than 10 percent of its revenue. The maximum exposure to credit risk at the reporting date is the carrying value of each class of financial assets disclosed in this note. The Company does not hold collateral as security.

The credit risk associated with the net investment in finance leases arises from the possibility that the counterparties may default on their obligations. In order to minimize this risk, the Company enters into finance lease transactions only in select circumstances. Close contact is maintained with the customer over the duration of the lease to ensure visibility to issues as and if they arise.

The credit risk associated with derivative financial instruments arises from the possibility that the counterparties may default on their obligations. In order to minimize this risk, the Company enters into derivative transactions only with highly rated financial institutions.

Liquidity Risk

Liquidity risk is the risk that the Company may encounter difficulties in meeting obligations associated with financial liabilities. In managing liquidity risk, the Company has access to a significant portion of its Revolving Credit Facility for future drawings to meet the Company’s requirements for investments in working capital and capital assets.

	December 31, 2024

Cash and cash equivalents		$92

RCF	800

Less: Drawings on RCF	(191)

Less: Letters of Credit[1]	(87)	522

Available for future drawings		$614

[1] Represents the letters of credit that the Company has funded with the RCF. Additional letters of credit of $29 million are funded from the $70 million LC Facility. Refer to Note 17 “Long-Term Debt” for further details.

A liquidity analysis of the Company’s financial instruments has been completed on a maturity basis. The following table outlines the cash flows, including interest associated with the maturity of the Company’s financial liabilities, as at December 31, 2024:

	Less than 3 months	3 months to 1 year	Greater than 1 year	Total

Accounts payable and accrued liabilities	$413	$-	$-	$413

Long-term debt – Notes	-	-	563	563

Long-term debt – RCF	-	-	191	191

The Company expects that cash flows from operations in 2025, together with cash and cash equivalents on hand and the RCF, will be more than sufficient to fund its requirements for investments in working capital and capital assets.

Covenant Compliance

The Company continues to meet the covenant requirements of its funded debt, including the three-year secured RCF and Notes reflecting strong performance and cash flow generation; and Enerflex’s focus of repaying debt and lowering finance costs. The senior secured net funded debt is comprised of the RCF.

The following table sets forth a summary of the covenant requirements and the Company’s performance:

	2024		2023
	Requirement	Performance	Performance

Senior secured net funded debt to EBITDA ratio[1] – Maximum	2.5x	0.2x	0.7x

Bank-adjusted net debt to EBITDA ratio[2] – Maximum	4.0x	1.5x	2.3x

Interest coverage ratio[3] – Minimum	2.5x	4.5x	4.2x

[1] Senior secured net funded debt to EBITDA is defined as borrowings under the RCF less cash and cash equivalents, divided by trailing 12-month EBITDA as defined by the Company’s lenders.

[2] Bank-adjusted net debt to EBITDA is defined as borrowings under the RCF and Notes less cash and cash equivalents, divided by the trailing 12-month EBITDA as defined by the Company’s lenders.

[3] Interest coverage ratio is calculated by dividing the trailing 12-month EBITDA, as defined by the Company’s lenders, by interest expense over the same timeframe.